U.S. BRIDGE OF N.Y., INC.
                                53-09 97TH PLACE
                             CORONA, NEW YORK 11368
                         718-699-OlOOlFax: 718-760-5696



November 6, 1996


N.Y. Iron
842 Rockaway Avenue
Brooklyn, NY 11212

RE: Indonesian Mission United Nations New York, NY

      Gentlemen:

    We are pleased to quote you a price on the above referenced project for the lump sum of S210,OO0.00 (Two Hundred Ten Thousand Dollars).

    The proposal  does not include  erection of angles  attached to walls as per section 1 & 2 on drawing E2 and on section 1, 2 & 4 on drawing E3.

      Exclusions:

        oMiscellaneous iron, stairs and railings.
        o Field measurements.
        oGrouting & dry packing.
        oFire watch
        oProtection of existing.
        oPremium time.
        oP.E. stamp on drawings.
        oRemoval of existing.
        oField cleaning of existing steel.
        oField paint or touch-up.
        oArchitectural mechanical HVAC and specifications.
        oMetal joist
        o Hilti bolts.
        o  Expansion bolts
        o  Inspection fees.
        o  Master mechanic.
        o Teamster.
        o Standby trades.


very truly yours,

Ronald J. Polito